UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2010 (September 30, 2010)

GLENROSE INSTRUMENTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51645	20-3521719
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue, Waltham
Massachussetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On September 30, 2010, Theo Melas-Kyriazi resigned from his position as member of the Board of Directors of GlenRose Instruments Inc. (or the Registrant), effective immediately. At the time of his resignation, Mr. Melas-Kyriazi was serving as the Chairman of the Compensation Committee.  As expressed in the letter to the Registrant in which he tendered his resignation, Mr. Melas-Kyriazi resigned in order to pursue other opportunities.  There are no disagreements between Mr. Melas-Kyriazi and the Registrant regarding any matter related to the Registrant’s operations, policies or practices.

A copy of the resignation letter of Mr. Kyriazi is attached as Exhibit 17.1 to this Current Report on Form 8-K.  The Registrant’s Board of Directors appointed Dr. William Zolner as Chairman of the Compensation Committee to fill the vacancy created by Mr. Melas-Kyriazi’s resignation.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The Registrant hereby files the following exhibit:

Exhibit 17.1 – Letter from Theo Melas-Kyriazi, dated September 30, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1, 2010	GLENROSE INSTRUMENTS INC. By: /s/ Anthony S. Loumidis _____________________________________ Anthony S. Loumidis, Chief Financial Officer

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